Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT, hereinafter referred to as this “Amendment”, dated as of December 14, 2012, is made and entered into by and among HINES GLOBAL REIT PROPERTIES LP, a Delaware limited partnership (“Borrower”), the guarantors (“Guarantors”) signatories hereto, the financial institutions (“Lenders”) which are now or may hereafter become signatories hereto, J.P. MORGAN EUROPE LIMITED, as Administrative Agent for Foreign Currencies, and JPMORGAN CHASE BANK, NATIONAL ASSOCIATION (“JPMorgan”), as administrative agent for the Lenders (in such capacity, “Agent”).
W I T N E S S E T H:
WHEREAS, Borrower, Agent, and Lenders have entered into a Credit Agreement dated as of April 13, 2012 (the “Credit Agreement”); and
WHEREAS, Borrower has requested that the Credit Agreement and the other Loan Documents be amended in certain respects, and Agent and Lenders have approved such request;
NOW, THEREFORE, in consideration of the premises and the mutual agreements, representations and warranties herein set forth, and for other good and valuable consideration, Borrower, Guarantors, Agent, and Lenders do hereby agree as follows:
Section 1.Capitalized terms used herein that are defined in the Credit Agreement shall have the same meanings when used herein unless otherwise defined herein.
Section 2.    Borrower has requested that the aggregate Commitments be increased to $300,000,000.00 pursuant to Section 2.09(d) of the Credit Agreement. This Amendment will provide for the increase of the Commitments. The aggregate Commitments are $300,000,000.00. Pursuant to Section 2.09(d) of the Credit Agreement, after the date hereof, Borrower shall have no right to request that the aggregate Commitments be increased.
Section 3.    The definition of “Foreign Currency Commitment” in the Credit Agreement is hereby amended by replacing the reference to “$132,500,000.00” with “$150,000,000.00”.
Section 4.    The definition of “Foreign Currency Sublimit” in the Credit Agreement is hereby deleted in its entirety and replaced with the following:
“Foreign Currency Sublimit” means the Dollar Equivalent of Loans denominated in Foreign Currency and Foreign Currency Letters of Credit, equal to $150,000,000.00 (assuming aggregate Commitments of $300,000,000.00 and ratably adjusted for changes in the aggregate Commitments pursuant to this Agreement).

Section 5.    Schedule 2.01 of the Credit Agreement is hereby amended to be in the form of Exhibit A attached hereto and hereby made a part hereof.
Section 6.    All references in the Loan Documents (including the Guaranty) to the “Notes” shall be deemed to refer to the revolving promissory notes executed by Borrower payable to the order of the various Lenders in the aggregate face amount of $300,000,000.00.
Section 7.    The Guaranty dated as of April 13, 2012 executed by Hines Global REIT, Inc., Hines Global REIT 17600 Gillette LP, Hines Global REIT 100/140 Fourth Ave LLC, Hines Global REIT 9320 Excelsior LLC, and Hines Global REIT 250 Royall LLC for the benefit of Agent and Lenders, the Guaranty dated as of August 30, 2012 executed by Hines Global REIT 550 Terry Francois LP for the benefit of Agent and Lenders, and every other Guaranty executed by any of the Guarantors pursuant to the Credit Agreement, are hereby amended to provide that each Guaranty shall constitute a guaranty of payment of the promissory notes described in Section 6 just as if the said promissory notes were originally described in each Guaranty.
Section 8.    Borrower represents and warrants that the representations and warranties contained in Article III of the Credit Agreement are true and correct in all material respects on and as of the date hereof as though made on and as of such date. Borrower hereby certifies that no event has occurred and is continuing which constitutes an Event of Default under the Credit Agreement or which upon the giving of notice or the lapse of time or both would constitute such an Event of Default.
Section 9.    Except as expressly amended hereby, the Credit Agreement and the other Loan Documents shall remain in full force and effect. The Credit Agreement, as hereby amended, and all rights and powers created thereby or thereunder and under the other Loan Documents are in all respects ratified and confirmed and remain in full force and effect.
Section 10.    The term “Credit Agreement” as used in the Credit Agreement, the other Loan Documents or any other instrument, document or writing furnished to Agent or Lenders by Borrower shall mean the Credit Agreement as hereby amended.
Section 11.    This Amendment (a) shall be binding upon Borrower, Guarantors, Agent and Lenders and their respective successors and assigns (provided, however, no party may assign its rights hereunder except in accordance with the Credit Agreement); (b) may be modified or amended only in accordance with the Credit Agreement; (c) shall be governed by and construed in accordance with the laws of the State of Texas and the United States of America; (d) may be executed in several counterparts, and by the parties hereto on separate counterparts, and each counterpart, when so executed and delivered, shall constitute an original agreement, and all such separate counterparts shall constitute but one and the same agreement; and (e) embodies the entire agreement and understanding between the parties with respect to the subject matter hereof and supersedes all prior agreements, consents and understandings relating to such subject matter.
Section 12.    THIS AGREEMENT AND ALL OTHER LOAN DOCUMENTS EXECUTED BY ANY OF THE PARTIES BEFORE OR SUBSTANTIALLY CONTEMPORANEOUSLY WITH THE EXECUTION HEREOF TOGETHER

CONSTITUTE A WRITTEN LOAN AGREEMENT WHICH REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be signed by their respective duly authorized officers, effective as of the date first set forth herein.

HINES GLOBAL REIT PROPERTIES LP

By:    Hines Global REIT, Inc.,
General Partner

By: /s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Chief Financial Officer and Secretary

GUARANTORS:

HINES GLOBAL REIT, INC.,
a Maryland corporation

By: /s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Chief Financial Officer and Secretary

HINES GLOBAL REIT 17600 GILLETTE LP,
a Delaware limited partnership

By:    Hines Global REIT 17600 Gillette GP LLC,
a Delaware limited liability company
Its: General Partner

By: /s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Authorized Agent

HINES GLOBAL REIT 100/140 FOURTH AVE LLC,
a Delaware limited liability company

By: /s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Manager

HINES GLOBAL REIT 9320 EXCELSIOR LLC,
a Delaware limited liability company

By: /s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Manager

HINES GLOBAL REIT 250 ROYALL LLC,
a Delaware limited liability company

By: /s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Authorized Agent

HINES GLOBAL REIT 550 TERRY FRANCOIS LP,
a Delaware limited partnership

By:    Hines Global REIT 550 Terry Francois GP LLC,
a Delaware limited liability company,
Its: General Partner

By: /s/ Ryan T. Sims
Name: Ryan T. Sims
Title: Manager

Signature page to Amendment Agreement with Hines Global REIT Properties LP

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, individually and as Administrative Agent

By: /s/ Elizabeth Johnson
Name: Elizabeth Johnson
Title: Senior Credit Banker

Signature page to Amendment Agreement with Hines Global REIT Properties LP

J.P. MORGAN EUROPE LIMITED,
as Administrative Agent for Foreign Currencies

By: /s/ James Beard
Name: James Beard
Title: Associate

Signature page to Amendment Agreement with Hines Global REIT Properties LP

BANK OF AMERICA, N.A.,
individually and as Syndication Agent

By: /s/ Alisa Hollenback
Name: Alisa Hollenback
Title: Sr. Vice President

By: /s/ Alisa Hollenback
Name: Alisa Hollenback
Title: Sr. Vice President

Signature page to Amendment Agreement with Hines Global REIT Properties LP

AMEGY BANK NATIONAL ASSOCIATION
individually and as Co-Documentation Agent

By: /s/ Jason Sufier
Name: Jason Sufier
Title: CRE Lending Officer

Signature page to Amendment Agreement with Hines Global REIT Properties LP

BMO HARRIS FINANCING, INC. fka BMO Capital Markets Financing, Inc.,
individually and as Co-Documentation Agent

By: /s/ Irene Prekezes
Name: Irene Prekezes
Title: VP

Signature page to Amendment Agreement with Hines Global REIT Properties LP

REGIONS BANK,
individually and as Co-Documentation Agent

By: /s/ Mike Evans
Name: Mike Evans
Title: Vice President

Signature page to Amendment Agreement with Hines Global REIT Properties LP

KEYBANK NATIONAL ASSOCIATION

By: /s/ Tayven Hike
Name: Tayven Hike, CFA
Title: Vice President

Signature page to Amendment Agreement with Hines Global REIT Properties LP

COMERICA BANK

By: /s/ Michael T. Shea
Name: Michael T. Shea
Title: Vice President

EXHIBIT A

SCHEDULE 2.01

LENDERS

Commitment/Foreign Currency
Name    Address    Commitment

JPMorgan Chase Bank, N.A.    See Section 9.01    $60,000,000.00/$30,000,000.00
20.00%

Bank of America, N.A.    8101 SW 34th Avenue    $60,000,000.00/$30,000,000.00
Amarillo, Texas 79121    20.00%
Attention: Alisa Hollenback
Telephone No. 806.463.3924
Telecopy No. 972.728.6197
Email Address: alisa.l.hollenback@baml.com

Amegy Bank National Association    4400 Post Oak Parkway    $40,000,000.00/$20,000,000.00
Houston, Texas 77027    13.33%
Attention: Julie Cotuno
Telephone No. 713.232.2033
Telecopy No. 713.232.5932
Email Address: julie.cotuno@amegybank.com

BMO Harris Financing, Inc.    111 W. Monroe Street, 5E    $45,000,000.00/$22,500,000.00
Chicago, Illinois 60603    15.00%
Attention: Irene Prekezes
Telephone No. 312.461.5905
Telecopy No. 312.293.8409
Email Address: irene.prekezes@harrisbank.com

Regions Bank    16600 N. Dallas Parkway    $40,000,000.00/$20,000,000.00
Suite 100    13.33%
Dallas, Texas 75248
Attention: Mike Evans
Telephone No. 972.738.5019
Telecopy No. 972.738.5028
Email Address: michael.evans@regions.com

KeyBank National Association    1200 Abernathy Rd., NE    $30,000,000.00/$15,000,000.00
Suite 1550    10.00%
Atlanta, Georgia 30328
Attention: Tayven Hike
Telephone No. 770.510.2100
Telecopy No. 710-510.2195
Email Address: tayven_hike@keybank.com

Comerica Bank    3551 Hamlin Road    $25,000,000.00/$12,500,000.00
Auburn Hills, Michigan 48326    8.34%
Attention: Michael Shea
Telephone No. 248.371.6313
Telecopy No. 248.371.7920
Email Address: mtshea@comerica.com